Cover	Jun. 18, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002133422
Document Type	S-6
Entity Registrant Name	FT 13139
Document Period End Date	Jun. 18, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objectives.

The Trust seeks income and above-average capital appreciation by investing in a diversified portfolio of ETFs. Under normal circumstances, the Trust will invest at least 80% of its assets in ETFs.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Trust invests in ETFs that are diversified among several different equity and fixed-income asset classes. As of the Initial Date of Deposit, the allocation of the underlying securities of the ETFs held by the Trust is approximately 80% in equity securities and approximately 20% in fixed-income securities. The Trust also invests in ETFs that use growth or value styles in creating their portfolios. Growth stocks are considered stocks that have the potential to outperform the overall market over time because of their future potential, while value stocks are classified as stocks that are currently trading below their value and are therefore likely to provide a superior return.

The Trust invests in ETFs which invest in common stocks and taxable fixed-income securities. The equity ETFs were selected by our research department in order to provide broad exposure to various market capitalizations in both domestic and international markets, as well as ETFs which are more narrowly focused, such as ETFs that provide exposure to a specific theme, sector or industry, in order to capitalize on specific opportunities determined by our research department. For this portfolio, the research department selected equity ETFs that provide exposure to the financials, healthcare and information technology sectors.

The fixed-income ETFs the Trust invests in are based on the research department’s assessment of macroeconomic conditions and focused on the following fixed-income market sectors: U.S. Treasuries, mortgage-backed securities, investment grade corporate bonds and international fixed-income securities. For this portfolio, the research department focused on fixed-income ETFs that provide exposure to U.S. Treasury obligations.

All other factors being equal, the Sponsor will select ETFs with lower expense ratios, while attempting to limit the overlap of the securities held by the ETFs. The Sponsor did not require specific duration, maturity or credit quality policies when selecting the underlying ETFs for the portfolio.

While not a part of the Trust’s portfolio selection process, the Trust has exposure to depositary receipts through the Trust’s investment in the Funds. The Trust’s portfolio may include both actively managed ETFs and ETFs that track an index.

As with any similar investments, there can be no guarantee that the objectives of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.